UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2018

Genesis Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33459	20-3934755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 East State Street Kennett Square, PA	19348
(Address of Principal Executive Offices)	(Zip Code)

(610) 444-6350

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01        Entry into a Material Definitive Agreement

Welltower Master Lease Amendment

On February 21, 2018, in connection with previously announced restructuring plans, Genesis Healthcare, Inc. (“Genesis” or the “Company”) entered into a definitive agreement with FC-GEN Real Estate, Inc., an affiliate of Welltower Inc. (“Welltower”) to amend the Twentieth Amended and Restated Master Lease Agreement (the lease as amended, the “Master Lease,” and the amendment, the “Master Lease Amendment”).  The Master Lease Amendment reduces the Company’s annual base rent payment by $35 million effective retroactively as of January 1, 2018, reduces the annual rent escalator from approximately 2.9% to 2% beginning on January 1, 2019,  extends the initial term of the Master Lease by five years to January 31, 2037 and extends the renewal term of the Master Lease by five years to January 31, 2048.  The Master Lease Amendment also provides a potential upward rent reset, conditioned upon achievement of certain upside operating metrics, effective January 1, 2023.  If triggered, the incremental rent from the rent reset is capped at $35 million.

Omnibus Agreement

Further, on February 21, 2018, the Company entered into an Omnibus Agreement with Welltower, Welltower TRS Holdco LLC,  a subsidiary of Welltower  (“Welltower Subsidiary”), and OHI Mezz Lender, LLC (“Omega Subsidiary”), a subsidiary of Omega Healthcare Investors (“Omega”),  pursuant to which Welltower and Omega Subsidiary have committed to provide up to $40 million in new term loans to the Company (the “Term Loan Upsize”) and to amend the Term Loan Agreement to, among other things, accommodate a refinancing of the Company’s existing asset based credit facility, in each case subject to certain conditions, including the completion of a restructuring of certain of the Company’s other material debt and lease obligations.

The Omnibus Agreement also provides that upon satisfying certain conditions, including raising new capital that is used to pay down certain indebtedness owed to Welltower and Omega Subsidiary, (a) $50 million of outstanding indebtedness owed to Welltower will be written off and (b) the Company may request conversion of not more than $50 million of its outstanding balance of its Welltower real estate bridge loans into equity.  If the proposed equity conversion would result in any adverse REIT qualification, status or compliance consequences to Welltower, then the debt that would otherwise be converted to equity shall instead be converted into a loan incurring PIK interest at 2% per annum compounded quarterly, with a term of ten years commencing on the date the applicable conditions precedent to the equity conversion have been satisfied.    Moreover, the Company has agreed to support Welltower in connection with the sale of certain of Welltower’s interests in facilities covered by the Master Lease, including negotiating and entering into definitive new master lease agreements with third party buyers.

Item 3.02.Unregistered Sales of Equity Securities.

In connection with the Omnibus Agreement, dated as of February 21, 2018, the Company has agreed that it will issue Welltower Subsidiary a warrant (the “WT Warrant”) to purchase 900,000 shares of the Company’s Class A Common Stock (subject to anti-dilution provisions), par value $0.001 per share, at an exercise price equal to the greater of (i) $1.00 per share and (ii) the closing price of the Company’s Class A Common Stock on the trading day that the Term Loan Upsize is consummated.  Issuance of the WT Warrant is subject to the satisfaction of certain conditions, including, among others, (i) complete repayment or conversion to equity or forgiveness of the Company’s real estate bridge loans, (ii) consummation of the sale of certain assets such that the Company’s rent obligations pursuant to the Master Lease is less than $15 million, and (iii) full repayment of any remaining amounts owed by the Company to Omega Subsidiary.  The WT Warrant may be exercised at any time during the period commencing six months from the date of issuance and ending five years from the date of issuance.  Additionally, the Company has agreed that it will, in consideration for the Term Loan Upsize, issue Omega Subsidiary or an affiliate thereof a warrant (the “Omega Subsidiary Warrant”) to purchase 600,000 shares of the Company’s Class A Common Stock (subject to anti-dilution provisions), par value $0.001 per share, at an exercise price equal to the greater of (i) $1.00 per share and (ii) the closing price of the Company’s Class A Common Stock on the trading day that the Term Loan Upsize is consummated.  Issuance of the Omega Subsidiary Warrant is subject to the closing of the Term Loan Upsize and, once issued, the Omega Subsidiary Warrant may be exercised at any time during the period commencing six months from the date of issuance and ending five years from the date of issuance.  The WT Warrant and the Omega Subsidiary Warrant will be issued in a transaction exempt from the registration requirement of the Securities Act of 1933 pursuant to Section 4(a)(2) thereof and Regulation D promulgated thereunder.

Separately, on December 22, 2017, the Company amended a master lease with Omega pursuant to which the Company leases 50 skilled nursing facilities.  As part of the transaction, the Company issued to an affiliate of Omega a warrant, dated as of December 31, 2017, to purchase 900,000 shares of the Company’s Class A Common Stock at $1.00 per share (the “Omega Warrant”).  The number of shares issuable upon exercise is subject to adjustment pursuant to the terms of the Omega Warrant, and the Omega Warrant may be exercised at any time during the term commencing on August 1, 2018 and ending on December 30, 2022.  The Omega Warrant was issued in a transaction exempt from the registration requirement of the Securities Act of 1933 pursuant to Section 4(a)(2) thereof and Regulation D promulgated thereunder.

Item 8.01 Other Events.

On February 21, 2018, the Company issued a press release (the “Press Release”) announcing new financing commitments and providing updates to previously announced restructuring plans.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated February 21, 2018

Forward-Looking Statements

This document includes “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995.  You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” “pursue,” “plans,” or “prospect,” or the negative or other variations thereof or comparable terminology.  They include, but are not limited to, statements about Genesis’ expectations and beliefs regarding its future financial performance, anticipated cost management, anticipated business development, anticipated financing activities and anticipated demographic and supply-demand trends facing the industry.  These forward-looking statements are based on current expectations and projections about future events, including the assumptions stated in this document, and there can be no assurance that they will be achieved or occur, in whole or in part, in the timeframes anticipated by the Company or at all.  Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of Genesis may differ materially from that expressed or implied by such forward-looking statements.

These risks and uncertainties include, but are not limited to, the following:

"

reductions and/or delays in Medicare or Medicaid reimbursement rates, or changes in the rules governing the Medicare or Medicaid programs could have a material adverse effect on our revenues, financial condition and results of operations;

"	reforms to the U.S. healthcare system that have imposed new requirements on us and uncertainties regarding potential material changes to such reforms;
"	revenue we receive from Medicare and Medicaid being subject to potential retroactive reduction;
"	our success being dependent upon retaining key executives and personnel;
"

it can be difficult to attract and retain qualified nurses, therapists, healthcare professionals and other key personnel, which, along with a growing number of minimum wage and compensation related regulations, can increase our costs related to these employees;

"

recently enacted changes in Medicare reimbursements for physician and non-physician services could impact reimbursement for medical professionals. Moreover, annual payment caps that limit the amounts that can be paid for outpatient therapy services rendered to any Medicare beneficiary may negatively affect our results of operations;

"

we are subject to extensive and complex laws and government regulations. If we are not operating in compliance with these laws and regulations or if these laws and regulations change, we could be required to make significant expenditures or change our operations in order to bring our facilities and operations into compliance;

"

our physician services operations are subject to corporate practice of medicine laws and regulations. Our failure to comply with these laws and regulations could have a material adverse effect on our business and operations;

"

we face inspections, reviews, audits and investigations under federal and state government programs, such as the Department of Justice. These investigations and audits could result in adverse findings that may negatively affect our business, including our results of operations, liquidity, financial condition, and reputation;

"

significant legal actions, which are commonplace in our industry, could subject us to increased operating costs, which could materially and adversely affect our results of operations, liquidity, financial condition, and reputation;

"

insurance coverages, including professional liability coverage, may become increasingly expensive and difficult to obtain for health care companies, and our self-insurance may expose us to significant losses;

"	failure to maintain effective internal control over financial reporting could have an adverse effect on our ability to report on our financial results on a timely and accurate basis;
"	we may be unable to reduce costs to offset decreases in our patient census levels or other expenses timely and completely;
"	completed and future acquisitions may consume significant resources, may be unsuccessful and could expose us to unforeseen liabilities and integration risks;
"

we lease a significant number of our facilities and may experience risks relating to lease termination, lease expense escalators, lease extensions, special charges and leases that are not economically efficient in the current business environment;

"

our substantial indebtedness, scheduled maturities and disruptions in the financial markets could affect our ability to obtain financing or to extend or refinance debt as it matures, which could negatively impact our results of operations, liquidity, financial condition and the market price of our common stock;

"

we are presently operating under waivers of certain of our financial agreements and a 90-day forbearance agreement through March 21, 2018 with counterparties to the Revolving Credit Facilities.  In the event that we are unsuccessful executing a definitive agreement with respect to the New ABL Credit Facilities, there can be no assurance such waivers will be received in future periods, or whether the forbearance agreement will be terminated or extended by the counterparties to the currently outstanding Revolving Credit Facilities. In the event future waivers or forbearance agreements are not extended and our creditors accelerate our loan and lease obligations, it would have a material adverse effect on our liquidity and financial condition;

"

the failure to successfully negotiate and execute a definitive agreement with respect to the New ABL Credit Facilities on the same or substantially similar terms and conditions as those terms and conditions set forth in the commitment letter would negatively affect our ability to close the new $40 million term loan tranche.  In the event we are unable to secure the proceeds of the new ABL Credit Facilities and the amended and expanded term loan tranche, it would have a material adverse effect on our business, including our financial condition, liquidity and reputation;

"	the holders of a majority of the voting power of Genesis’ common stock have entered into a voting agreement, and the voting group’s interests may conflict with the interests of other stockholders;
"

exposure to the credit and non-payment risk of our contracted customer relationships, including as a result from bankruptcy, receivership, liquidation, reorganization or insolvency, especially during times of systemic industry pressures, economic conditions, regulatory uncertainty and tight credit markets, which could result in material losses;

"

some of our directors are significant stockholders or representatives of significant stockholders, which may present issues regarding diversion of corporate opportunities and other potential conflicts; and

"	we are a “controlled company” within the meaning of NYSE rules and, as a result, qualify for and rely on exemptions from certain corporate governance requirements.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2016, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the U.S. Securities and Exchange Commission, discuss the foregoing risks as well as other important risks and uncertainties of which investors should be aware.  Any forward-looking statements contained herein are made only as of the date of this document.   Genesis disclaims any obligation to update its forward-looking statements or any of the information contained in this document.   Investors are cautioned not to place undue reliance on these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

6
Date: February 21, 2018	GENESIS HEALTHCARE, INC.
By: /s/ Michael S. Sherman
Michael S. Sherman Senior Vice President, General Counsel, Secretary and Assistant Treasurer